As filed with the Securities and Exchange Commission on March 3, 1999

                                              Registration No. 333-
=============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                        INTERLINK COMPUTER SCIENCES, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                                        97-2990567
      ------------                                   ----------------
(State of Incorporation)                    (IRS Employer Identification No.)


                        Interlink Computer Sciences, Inc.
                             47370 Fremont Boulevard
                                Fremont, CA 94538
                    (Address of Principal Executive Offices)
                      ------------------------------------

                        1996 EMPLOYEE STOCK PURCHASE PLAN
                             1992 STOCK OPTION PLAN
                            (Full Title of the Plan)
                        ---------------------------------

                              Augustus J. Berkeley
                      President And Chief Executive Officer
                        INTERLINK COMPUTER SCIENCES, INC.
                             47370 Fremont Boulevard
                                Fremont, CA 94538
                     (Name and address of agent for service)
                                 (510) 657-9800
          (Telephone number, including area code, of agent for service)
                       ----------------------------------

                                     Copy to
                            Thomas C. DeFilipps, Esq.
                        WILSON SONSINI GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050


=============================================================================

                         CALCULATION OF REGISTRATION FEE
==============================================================================
                                                  Proposed          Proposed
    Title of                      Amount          Maximum           Maximum            Amount of
  Securities to                   to be           Offering          Aggregate         Registration
  be Registered                 Registered     Price Per Share    Offering Price          Fee
  Common Stock, $.001 par value
  - 1992 Stock Option Plan
  Amendment approval            150,000        $3.0938 (1)        $464,062.50         $129.01


  - 1996 Employee Stock
  Purchase Plan Amendment       250,000        $3.0938 (1)        $773,437.50         $215.02
  approval

  Total                         400,000        $3.0938            $1,237,500.00       $344.03

     (1) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the amount of the registration fee on the basis of 100% of the average of the high and low prices reported in the NASDAQ National Market System from February 22, 1999 to February 26, 1999.

                                        2

                          INCORPORATION BY REFERENCE OF
                        PRIOR S-8 REGISTRATION STATEMENT

               This Registration Statement is made for the registration of 150,000 additional shares of common stock under the Company's 1992 Stock Option Plan and 250,000 additional shares of common stock under the 1996 Employee Stock Purchase Plan. The contents of the Form S-8 Registration Statement filed with the Securities and Exchange Commission (the "Commission") on October 16, 1996 (SEC File No. 333-14249) for the registration of shares of common stock of the Company to be issued upon exercise of options under the Company's 1992 Stock Option Plan and for the registration of shares to be issued pursuant to the Company's 1996 Employee Stock Purchase Plan are hereby incorporated by reference.


                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, of California, on March 3, 1999.




                                    INTERLINK COMPUTER SCIENCES, INC.


                                    BY:  /s/   JAMES A. BARTH
                                    ----------------------------------------
                                    James A. Barth
                                    Chief Financial Officer

                                POWER OF ATTORNEY

               KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Augustus J. Berkeley and James
A. Barth jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

               Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                      TITLE                                 DATE
          -----------------                ----------                           ----------
  /s/   Augustus J. Berkeley               President, Chief Executive           March 3, 1999
---------------------------------          Officer and Director
Augustus J. Berkeley
                                           (Principal Executive Officer)

  /s/   James A. Barth                     Vice President of Finance,           March 3, 1999
----------------------------------         Chief Financial Officer,
James A. Barth                             Treasurer, and Secretary

                                           (Principal Financial and
                                           Accounting Officer)

  /s/   Ronald W. Brainiff                 Director                             March 3, 1999
-----------------------------------
Ronald W. Brainiff

  /s/   Andrew I. Fillat                   Director                             March 3, 1999
-----------------------------------
Andrew I. Fillat

  /s/   Ralph B. Godfrey                   Director                             March 3, 1999
-----------------------------------
Ralph B. Godfrey


                                INDEX TO EXHIBITS

                  Exhibit
                  Number                      Description
            -------------------     -------------------------------
                   4.1*             Amended 1992 Stock Option Plan
                   4.2*             1996 Employee Stock Purchase Plan
                   5.1              Opinion of Wilson Sonsini Goodrich & Rosati,
                                    P.C.
                   23.1             Consent of PricewaterhouseCoopers LLP
                   23.3             Consent of Wilson Sonsini Goodrich & Rosati,
                                    P.C. (incorporated in Exhibit 5.1)
                   24.1             Power of Attorney (see page 4)

               Incorporated by reference from exhibits filed with the Company's Registration Statement on Form S-1 (File No. 333-05243) filed on June 5, 1996, as amended on July 23, August 5, August 13, and August 14, 1996.